HIGHLAND FUNDS I

Supplement dated April 24, 2019 to the Summary Prospectus for

Highland Long/Short Healthcare Fund (the “Fund”)

and the Highland Funds I Prospectus (the “Prospectus”),

each dated October 31, 2018, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus and the Prospectus and should be read in conjunction with the Summary Prospectus and the Prospectus. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus and the Prospectus.

1.

Effective April 8, 2019, BNY Mellon replaced State Street Bank and Trust Company (“State Street”) as Custodian of each of the series of Highland Funds I included in the Prospectus (the “Funds”). Accordingly, effective immediately, the following changes shall be made the Prospectus.

a.	On page 91 of the Prospectus, the information under the heading “Custodian” is hereby deleted and replaced with the following:

BNY Mellon

240 Greenwich Street

New York, New York 10286

b.	All other references to State Street as custodian to the Funds are hereby removed from the Prospectus.

2.

Effective immediately, Andrew Hilgenbrink will no longer serve as a portfolio manager for the Fund. All references to Mr. Hilgenbrink contained in the Fund’s Summary Prospectus and the Prospectus are hereby deleted.

3.	Effective immediately, Nate Burns has been added as a portfolio manager for the Fund. Accordingly, effective immediately, the following changes are made to the Summary Prospectus and the Prospectus.

a.	The sub-section entitled “Portfolio Management” within the summary section of the Prospectus for the Fund is hereby deleted in its entirety and replaced with the following:

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Managers	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	Less than 1 year	President and Co-Founder
Nate Burns	Less than 1 year	Managing Director

b.

Effective immediately, the following paragraph is added to the section entitled “Long/Short Healthcare Fund” under the heading “Management of the Funds – About the Funds’ Portfolio Managers – Portfolio Manager Biographies” on page 61 of the Prospectus:

Mr. Burns is a Managing Director at Highland and a Portfolio Manager with the Adviser. Prior to joining Highland in 2013, he was an Associate at Ripplewood Holdings, a global private equity firm focused on control-oriented buyout, distressed and special situation investments. Prior to joining Ripplewood, he was an Analyst in the Global Technology Mergers & Acquisitions group at Lehman Brothers. Mr. Burns serves on the Board of Directors of Oasis I Limited. Mr. Burns received a B.S. in Analytical Finance and Economics, summa cum laude, from Wake Forest University and an MBA, with Honors and Distinction, from Columbia Business School. Mr. Burns has also earned the right to use the Chartered Financial Analyst designation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS AND THE PROSPECTUS FOR FUTURE REFERENCE

HFI-PRO-SUPP2-0419

HIGHLAND FUNDS I

Supplement dated April 24, 2019 to the

Highland Funds I Statement of Additional Information,

dated October 31, 2018, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

1.

Effective April 8, 2019, BNY Mellon replaced State Street Bank and Trust Company (“State Street”) as Custodian of each of the series of Highland Funds I included in the SAI (the “Funds”). Accordingly, effective immediately, the following changes shall be made the SAI.

a.	On page 75 of the SAI, the information under the heading “Custodian” is hereby deleted and replaced with the following:

BNY Mellon, located at 240 Greenwich Street, New York, New York 10286, is the custodian for the Funds. BNY Mellon is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. BNY Mellon does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

b.	All other references to State Street as custodian to the Funds are hereby removed from the SAI.

2.

Effective immediately, Andrew Hilgenbrink will no longer serve as a portfolio manager for the Highland Long/Short Healthcare Fund (the “Fund”). All references to Mr. Hilgenbrink contained in the SAI are hereby deleted.

3.	Effective immediately, Nate Burns has been added as a portfolio manager for the Fund. Accordingly, the following changes are made to the SAI, effective immediately.

a.	On page 62, the first sentence under the heading “Long/Short Healthcare Fund” is deleted and replaced with the following:

The portfolio managers of Long/Short Healthcare Fund are James Dondero and Nate Burns.

b.	On page 62, the following information supplements the tables under the heading “Long/Short Healthcare Fund”

As of December 31, 2018, Nate Burns managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	2	$106	1	$101
Other Pooled Investment Vehicles:	—	$—	—	$—
Other Accounts:	—	$—	—	$—

c.	Effective immediately, the first paragraph and table under the section entitled “Ownership of Securities” on page 69 are deleted in their entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Funds. Unless otherwise specified, this information is provided as of November 30, 2018.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Bradford Heiss	Long/Short Equity Fund	$100,001 – $500,000
James Dondero[1]	Long/Short Equity Fund	$100,001 – $500,000
Michael McLochlin	Long/Short Equity Fund	$50,001 – $100,000
James Dondero[1]	Long/Short Healthcare Fund	Over $1,000,000[2]
Nate Burns	Long/Short Healthcare Fund	$10,001 – $50,000[4]
James Dondero[1]	Merger Arbitrage Fund	Over $1,000,000[2]
Bradford Heiss	Merger Arbitrage Fund	$10,001 – $50,000
Michael McLochlin	Merger Arbitrage Fund	None
Eric Fritz	Merger Arbitrage Fund	$10,001 – $50,000
James Dondero[1]	Opportunistic Credit Fund	Over $1,000,000[2]
Trey Parker	Opportunistic Credit Fund	None[2]
Jon Poglitsch	Opportunistic Credit Fund	None[3]

[1]

Mr. Dondero controls HCM. Through his control of HCM, Mr. Dondero may be viewed as having voting and dispositive power over all of the shares of the common stock of Long/Short Equity Fund, Long/Short Healthcare Fund, Merger Arbitrage Fund, and Opportunistic Credit Fund directly owned by HCM.

[2]	As of June 30, 2018.
[3]	As of February 28, 2019.
[4]	As of March 31, 2019

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE

HFI-SAISUPP2-0419